UNITED STATES
                               SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D. C.  20549

                                            FORM 8-K

                                         CURRENT REPORT

                             PURSUANT TO SECTION 13 OR 15(d) OF THE
                                 SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported) September 30, 2004



Commission       Registrant; State of Incorporation;       I.R.S. Employer
File Number        Address; and Telephone Number           Identification No.
-----------        -----------------------------           ------------------

333-21011          FIRSTENERGY CORP.                           34-1843785
                   (An Ohio Corporation)
                   76 South Main Street
                   Akron, OH  44308
                   Telephone (800)736-3402

1-3491             PENNSYLVANIA POWER COMPANY                  25-0718810
                   (A Pennsylvania Corporation)
                   c/o FirstEnergy Corp.
                   76 South Main Street
                   Akron, OH  44308
                   Telephone (800)736-3402

1-446             METROPOLITAN EDISON COMPANY                  23-0870160
                  (A Pennsylvania Corporation)
                  c/o FirstEnergy Corp.
                  76 South Main Street
                  Akron, OH  44308
                  Telephone (800)736-3402

1-3522           PENNSYLVANIA ELECTRIC COMPANY                 25-0718085
                 (A Pennsylvania Corporation)
                 c/o FirstEnergy Corp.
                 76 South Main Street
                 Akron, OH  44308
                 Telephone (800)736-3402














Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

On September 30, 2004, FirstEnergy Corp.'s Pennsylvania electric utility operating companies (Companies) entered into and filed a settlement agreement that addresses all issues related to the Companies' reliability case pending before the Pennsylvania Public Utility Commission (Commission). The agreement outlines steps to enhance service reliability, performance reporting and communications. It is subject to approval by the Administrative Law Judge (ALJ) and the Commission. The ALJ is expected to make a recommendation by the end of October and the Commission is expected to issue a final decision by the end of the year. If the settlement is modified, the parties would have the option to withdraw their support.

The agreement, which the signatory parties concluded is in the public interest, was signed by the Office of Consumer Advocate, Office of Small Business Advocate, Law Bureau Prosecutory Staff, Pennsylvania Rural Electric Association, and Allegheny Electric Cooperative. The remaining active parties to the case-Met-Ed Industrial Users Group, Penelec Industrial Customer Alliance, International Brotherhood of Electrical Workers locals 459 and 777, Utility Workers Union of America locals 140 and 180-filed an attachment to the settlement indicating no objection to the agreement.
















Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations (including revocation of necessary licenses or operating permits), availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, the final outcome in the proceeding related to FirstEnergy's Application for a Rate Stabilization Plan in Ohio, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, including their annual report on Form 10-K (as amended) for the year ended December 31, 2003, and their Form 10-Q for the quarter ended June 30, 2004, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.


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                              SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


September 30, 2004



                                                  FIRSTENERGY CORP.
                                                  -----------------
                                                     Registrant

                                            PENNSYLVANIA POWER COMPANY
                                            --------------------------
                                                     Registrant

                                            METROPOLITAN EDISON COMPANY
                                            ---------------------------
                                                     Registrant

                                           PENNSYLVANIA ELECTRIC COMPANY
                                           -----------------------------
                                                     Registrant




                                                /s/  Harvey L. Wagner
                                                ---------------------
                                                     Harvey L. Wagner
                                              Vice President, Controller and
                                                 Chief Accounting Officer



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